United States

Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1,  2017

(Exact name of registrant as specified in its charter)

Delaware	000-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois  60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Certain Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2017, Old Second Bancorp, Inc. (the “Company”) entered into an amendment to the September 16, 2014, Compensation and Benefits Assurance Agreement with James Eccher, President,  Chief Executive Officer and Director of the Company.  This    agreement was amended to include  the Company’s trade secret and whistleblower provisions.

On September 1, 2017, the Company entered into revised Compensation and Benefits Assurance Agreements with Keith Gottschalk,  Executive Vice President, Chief Operating Officer and Donald Pilmer,  Executive Vice President, Commercial Lending, of Old Second National Bank.  These revised agreements remove the provision related to the gross up payment to the employee for the purpose of covering the full cost of any excise taxes, or any state and federal income taxes and payroll taxes, in the event any severance or other payments from the Company would constitute an excess parachute payment. In addition, the Company’s trade secret and whistleblower provisions were included.

Except for the changes described above, the terms of the amended and revised agreements are substantially as described in the Company’s proxy statement for its 2017 annual stockholders’ meeting under the heading “Executive Compensation-Potential Payments upon Termination of Change in Control – Assurance Agreements,” which is incorporated herein by reference.

The foregoing summary of the amended and revised agreements are qualified in their entirety by the terms and conditions of the agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

10.1First Amendment of Old Second Bancorp, Inc. Employment Agreement with James Eccher dated as of September 1, 2017.

10.2      Sample Compensation and Benefits Assurance Agreement dated as of September 1, 2017, between Old Second Bancorp, Inc. and the Executive Vice President as named in the agreement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: September 1, 2017	By:	/s/ Bradley S. Adams
	Name:	Bradley S. Adams
	Title:	Executive Vice President
and Chief Financial Officer